Exhibit 10.35
FIRST AMENDMENT TO LEASE AGREEMENT
THIS FIRST AMENDMENT TO LEASE AGREEMENT (“Amendment”) is entered into this the 24th day of July, 2008, between Hudson-Alpha Institute for Biotechnology, an Alabama non-profit corporation (“Landlord”), and Applied Genomics, Inc., a Delaware corporation, (“Tenant”).
R E C I T A L S:
A. Landlord and Tenant are parties to that certain Lease Agreement (the “Lease”) dated January 15, 2008, with respect to the Premises in the Building, as such terms are defined in the Lease. Any capitalized term used but not defined herein shall have the meaning ascribed to it in the Lease.
B. Since the execution of the Lease by Landlord and Tenant, the actual location of the Premises occupied by Tenant has changed, and Landlord and Tenant have agreed to amend to Lease to reflect the correct description of the Premises and the amount of square footage of the same.
A G R E E M E N T:
NOW, THEREFORE, for and in consideration of the recitals set forth above, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Landlord and Tenant hereby agree as follows:
1. Substitution of Premises Exhibit to Lease. The Lease is hereby amended to delete Exhibit A to the Lease in its entirety and to substitute in lieu thereof Exhibit A attached hereto and incorporated herein by reference.
2. Amendment to Section 1.01 and Section 3.01 of the Lease. Section 1.01 and Section 3.01 of the Lease are hereby amended to reflect that the correct Usable Area of the leased premises in Suite 2200 is 5,756 square feet, and the correct Usable Area of basement storage is 0 square feet. As of date of this Amendment, the term “Premises” as used throughout the Lease shall be deemed to refer to the leased premises as described in this Amendment, including without limitation Exhibit A attached hereto.
3. Miscellaneous. Except as amended hereby, the Lease is unchanged, and by execution and delivery of this Amendment, Landlord and Tenant each do ratify and affirm the Lease, as amended hereby. This Amendment may be executed in one or more counterparts, all of which taken together shall constitute one original instrument.
IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed as a sealed instrument as of the day and year first above written.

FIRST AMENDMENT TO LEASE AGREEMENT
(Landlord’s signature page)

LANDLORD: Hudson-Alpha Institute for Biotechnology
By:	/s/ O’Neal Smitherman
	Name:	H. O’Neal Smitherman
	Title:	Executive Vice President

STATE OF ALABAMA	)
:
MADISON COUNTY	)
I, the undersigned, a notary public in and for said county in said state, hereby certify that H. O’Neal Smitherman, whose name as Executive Vice President of Hudson-Alpha Institute for Biotechnology, an Alabama nonprofit corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.
Given under my hand and official seal this 24th day of July, 2008.

/s/ Robert Loye Buck
Notary Public
My commission expires: September 25, 2011
[NOTARIAL SEAL]

FIRST AMENDMENT TO LEASE AGREEMENT
(Tenant’s signature page)

TENANT: Applied Genomics, Inc.
By:	/s/ Robert S. Seitz
	Name:	Robert S. Seitz
	Title:	Chief Executive Officer

STATE OF ALABAMA	)
:
MADISON COUNTY	)
I, the undersigned, a notary public in and for said county in said state, hereby certify that Robert S. Seitz, whose name as Chief Executive Officer of Applied Genomics, Inc., a Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said Applied Genomics, Inc.
Given under my hand and official seal this 24th day of July, 2008.

/s/ Robert Loye Buck
Notary Public
My commission expires: September 25, 2011
[NOTARIAL SEAL]

EXHIBIT A
Premises Floor Plan
See attached.

Item	Room No.	Room Name	Usable SF	Associate
216	CL225	Closet	17	AGI
217	CL228	Closet	16	AGI
218	CL229	Closet	16	AGI
219	CL232	Closet	29	AGI
219	CL233	Closet	0	AGI	Corrected 7/16/08, included in CL232
220	CL234	Closet	15	AGI
290	2138	AGI Tissue Storage	462	AGI
296	2200	AGI Admin	178	AGI	Corrected 6/16/08
297	2201	AGI Executive	248	AGI
298	2203	AGI Executive	187	AGI
299	2204	AGI Arrayer Room	233	AGI
300	2205	AGI Executive	344	AGI
302	2207	AGI Main Lab	2,298	AGI
303	2208	AGI Scoring Room	124	AGI
304	2209	AGI Tissue Array Lab	1,427	AGI
305	2210	AGI Conference	124	AGI
306	2210A	AGI Pantry	38	AGI
					5,756